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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 10, 2007


                                RAVEN GOLD CORP.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


            333-126680                                 20-2551275
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     (Commission File Number)               (IRS Employer Identification No.)

                           Suite 205 - 598 Main Street
                   Penticton, British Columbia, Canada V2A-5C7
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                    (Address of Principal Executive Offices)

                                 (604) 688-7526
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              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS. On July 10, 2007 Mr. Michael Sandidge was appointed as a member of the Board of Directors of the Company. Mr. Sandidge is a Registered Professional Geologist in a state of Washington, and has a Master's Degree in Geological Sciences from the University of Texas at El Paso. He has worked as an exploration geologist for more than 20 years, having worked in more than 50 countries. His broad range of experience includes porphyry copper, copper-gold systems in Mexico and South America and southwest Pacific, IOCG (Iron Oxide Copper Gold) in Chile, epithermal precious metal systems in Latin
America,    sedimentary-hosted   base   metal   deposits   in   Latin   America,
ultramafic-mafic base metal-PGM deposits in Scandinavia and northwest Russian Federation, and sediment-hosted uranium deposit types in western United States. He has authored or co-authored more than 15 scientific articles relating to structural geology, metallogenesis, and tectonics. Mr. Sandidge has affiliations with the Society of Economic Geologists, the Society of Geology Applied to Mineral Deposits, is a qualified person under NI 43-101 (Canadian National Instrument Qualified Person standards), and is a Washington State Professional Geologist.

On July 19, 2007 Mr. Francis D.A. Forbes III was appointed as a member of the Board of Directors of the Company.

Mr. Forbes, resides predominantly in Mexico and specializes in consulting to companies doing business in Mexico. Mr. Forbes, is fluent in English, French and Spanish and was born in Koln, West Germany.

Mr. Forbes, has been instrumental in many projects in Mexico, due to his political and government contacts. Many of these projects include major real estate and land developments.

Currently the Board of Directors of the Company consists of six directors: Mr. Gary Haukeland, Mr. Blair Naughty, Mr. David Michaud, Mr. Laurence Stephenson, Mr. Sandidge and Mr. Forbes. The officers of the Company are as follows: Mr. Blair Naughty is a President and CEO, Mr. Bashir Virgi is the CFO of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Raven Gold Corp.

                                                   By:   /s/ Blair Naughty
                                                      --------------------
                                                         Blair Naughty
                                                         Chief Executive Officer
                                                         July 23, 2007